Exhibit 99.1

Jason Industries Reaches Agreement to Strengthen Its Balance Sheet

MILWAUKEE, Wis., June 5, 2020 -- Jason Industries, Inc. (OTCQX: JASN) (“Jason” or the “Company”) today announced that it has entered into a restructuring support agreement (the “Agreement”) with certain of its senior secured lenders.  The Agreement outlines a comprehensive restructuring plan that will ultimately deleverage the Company’s balance sheet by $250 million and anticipates that the Company’s vendors, suppliers, and customers will remain unaffected by the transaction.  Upon implementation of certain of the transactions contemplated by the Agreement, the Company will have the financial foundation necessary to continue to operate in the ordinary course of business, provide its customers innovative seating solutions and industry-leading surface polishing and finishing products, and realize the full benefit of its cost-savings initiatives and strategic investments.

To facilitate these important changes to the Company’s capital structure, the Company and its U.S. subsidiaries will be pursuing protection under Chapter 11 of the U.S. Bankruptcy Code.  We do not anticipate that the Company’s operations outside of the U.S., including Europe and Mexico, will be affected by this process, although they will benefit long-term from the actions Jason is taking to recapitalize and strengthen its financial position. The Company is anticipated to emerge as a private enterprise, and equity holders are not anticipated to receive a recovery.

The plan is supported by a majority of Jason’s first lien lenders, who have agreed to provide the Company with the consensual use of cash collateral to enable Jason to operate its business in the ordinary course and to position Jason for future success.  Importantly, the plan will provide for no impairment of general unsecured trade creditors. “We have worked hard over the past three years to simplify our business, improve operational performance, enhance customer relationships and transform our portfolio.  Unfortunately, we were not able to realize the full benefits of these actions, the newly secured platforms and cost-reduction initiatives prior to the impact of the COVID-19 global pandemic which weakened demand, disrupted our supply chain and forced us to temporarily close many of our plants,” said Brian Kobylinski, Chief Executive Officer.

“We remain confident in the underlying strength and direction of our two businesses and are taking this step to directly address our balance sheet so that we are positioned to better serve our customers and realize Jason’s full potential,” Mr. Kobylinski continued.  “We thank our lenders, employees, customers and suppliers for their support and look forward to being an even stronger partner moving forward.”

The Agreement can be found on the Company’s investor relations website at investors.jasoninc.com.  In connection with its discussions with certain of its creditors with respect to deleveraging or restructuring transactions, the Company entered into certain confidentiality agreements that require the Company to publicly disclose certain confidential information provided to such counterparties (the “Cleansing Materials”) upon the occurrence of certain events. The Cleansing Materials can also be found on the Company’s investor relations website at investors.jasoninc.com.

Moelis & Company LLC, is acting as financial advisor, Kirkland & Ellis LLP is acting as legal counsel, and AlixPartners, LLP is acting as restructuring advisor to the Company in connection with the Restructuring.  Houlihan Lokey Capital, Inc. is acting as financial and restructuring advisor and Weil, Gotshal & Manges LLP is acting as legal counsel to the Consenting Creditors.

Forward Looking Statements

This press release contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding our pursuing protection under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”), the Company’s ability to complete the restructuring and its ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of the restructuring; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the bankruptcy court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s recapitalization process or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; the bankruptcy court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of the restructuring and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the restructuring or an alternative restructuring transaction; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

The Cleansing Materials contain discussion materials related to the impact of the COVID-19 pandemic and general economic conditions on the Company’s financial condition and results of operations, including certain financial projections. The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and, therefore, the projections included therein may differ from actual results and such differences may be material. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections on the Company’s website should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such.